SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 30, 2003

SUPERCONDUCTOR TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 Ward Drive, Santa Barbara, CA	93111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 690-4500

Item 12. Results of Operations and Financial Condition.
SIGNATURES
Exhibit Index
EXHIBIT 10.1

Item 12. Results of Operations and Financial Condition.

On October 30, 2003, the Company announced its results for its third quarter ended September 27, 2003. A copy of the press release is attached as an exhibit.

SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERCONDUCTOR TECHNOLOGIES INC.

Date: October 30, 2003	By:	/s/ Martin S. McDermut

Martin S. McDermut
Senior Vice President, Chief
Financial Officer and Secretary

Exhibit Index

No.	Document

10.1	Press Release dated October 30, 2003

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